Exhibit h(vi) under Form N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K

                            VISION GROUP OF FUNDS

                          Shareholder Services Plan

      This Shareholder Services Plan ("Plan"), as adopted on November 1, 2000, by the Board of Trustees of Vision Group of Funds (the "Fund"), a Delaware business trust with respect to certain classes of shares ("Classes") of the portfolios of the Fund set forth in exhibits hereto.

1. This Plan is adopted to allow the Fund to make payments as contemplated herein to obtain certain personal services for shareholders and/or the maintenance of shareholder accounts ("Services").

2. This Plan is designed to compensate broker/dealers and other participating financial institutions and other persons ("Providers") for providing services to the Fund and its shareholders. The Plan will be administered by Federated Services Company, ("FSCo"). In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee in respect of the Classes set forth on the applicable exhibit, computed at the annual rate not to exceed .25 of 1% of the average aggregate net asset value of the shares of such Classes of the Fund held during the month.

3. Any payments made by the Funds to any Provider pursuant to this Plan will be made pursuant to the "Shareholder Services Agreement" entered into by FSCo on behalf of the Fund and the Provider.

4. The Fund has the right (i) to select, in its sole discretion, the Providers to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Shareholder Services Agreement.

5. Quarterly in each year that this Plan remains in effect, FSCo shall prepare and furnish to the Board of Trustees of the Fund, and the Board of Trustees shall review, a written report of the amounts expended under the Plan.

6. This Plan shall become effective with respect to each Class (i) after approval by majority votes of: (a) the Fund's Board of Trustees; and (b) the Disinterested Trustees of the Fund; and (ii) upon execution of an exhibit adopting this Plan.

7. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Fund and of the Disinterested Trustees.

8. This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Trustees; or (b) a vote of a majority of the outstanding voting securities of the Fund as defined in Section 2(a)(42) of the Act.

9. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 8 herein.

10. The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

11. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      Witness the due execution hereof this 1st day of November, 2000.

                                    Vision Group of Funds


                                    By:  /s/ Beth S. Broderick
                                       ---------------------------
                                    Name:  Beth S. Broderick
                                    Title:  Vice President

                                  EXHIBIT A
                       to Shareholder Services Plan of
                     the MTB Group of Funds (the "Fund")
                            dated August 22, 2003

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                Fund Name                            Share Class
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---------------------------------------------------------------------------

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MTB Balanced Fund                               Class A, Class B and
                                               Institutional I Shares
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MTB Equity Income Fund                          Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
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MTB Equity Index Fund                           Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
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MTB Income Fund                                 Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
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MTB Intermediate-Term Bond Fund                 Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB International Equity Fund                   Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive     Class A Shares and Class B
Growth                                                 Shares
---------------------------------------------------------------------------
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MTB Managed Allocation Fund -                Class A Shares and Class B
Conservative Growth                                    Shares
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MTB Managed Allocation Fund - Moderate       Class A Shares and Class B
Growth                                                 Shares
---------------------------------------------------------------------------
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MTB Maryland Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Growth Fund                         Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Stock Fund                          Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                        Class A, Class B, Class S,
                                                  Institutional and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Multi Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
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MTB New York Tax-Free Money Market Fund      Class A and Institutional I
                                                       Shares
---------------------------------------------------------------------------
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MTB Pennsylvania Municipal Bond Fund            Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
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MTB Pennsylvania Tax-Free Money Market       Class A and Institutional I
Fund                                                   Shares
---------------------------------------------------------------------------
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MTB Prime Money Market Fund                     Institutional Shares
---------------------------------------------------------------------------
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MTB Short Duration Government Bond Fund         Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund              Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                   Class A, Class B, Class C and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Social Balanced Fund                       Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Tax-Free Money Market Fund               Class A and Institutional I
                                                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Bond Fund                   Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Money Market Fund        Class A and Institutional I
                                                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund             Class A, Class S and
                                               Institutional I Shares
---------------------------------------------------------------------------


                                    MTB GROUP OF FUNDS

                                    By:  /s/ Beth S. Broderick
                                       ---------------------------
                                    Name:  Beth S. Broderick
                                    Title:   Vice President
Dated:  August 22, 2003